Ticker: RULRX

Supplement dated February 26, 2024
to the Prospectus dated May 1, 2023
(as supplemented from time to time)

NOTICE CONCERNING CHANGE IN FUND INVESTMENT OBJECTIVE

Effective on May 1, 2024, the Fund’s investment objective will change as follows:

Current Investment Objective	New Investment Objective
Long-term total return	Long-term capital appreciation with less volatility than the broad equity market

Rule One Partners, LLC the Fund’s investment adviser has proposed this change in the Fund’s investment objective. The change in the Fund’s investment objective has been approved by the Board of Trustees of World Funds Trust.

This Supplement and the existing Prospectus provides relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 888-411-1875.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE